UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (628) 229-9277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name Of Each Exchange
Title of Each Class	Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*		Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Structure Therapeutics Inc. (the “Company”) is filing this Current Report on Form 8-K to update the following disclosures previously provided in its filings with the Securities and Exchange Commission (“SEC”):

(a)            The Company is updating the disclosure in its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 8, 2024 (the “Annual Report”) under “Item 1. Business – Overview – Our Lead GPCR Programs – Overview of GLP-1R Signaling Pathway and Target Biology” as follows:

“The six marketed GLP-1R and GLP-1R/GIPR agonists are synthetic peptides and include liraglutide and semaglutide marketed by Novo Nordisk; dulaglutide and tirzepatide marketed by Eli Lilly; exenatide marketed primarily by AstraZeneca plc (“AstraZeneca”); and lixisenatide marketed by Sanofi. According to Global Data, these six GLP-1R and GLP-1R/GIPR peptides approved for type 2 diabetes mellitus (“T2DM”) and obesity collectively generated approximately $35.9 billion in worldwide sales in 2023, which is projected to reach $85.9 billion by 2027.”

(b)            The Company is updating and supplementing the Company’s risk factors in its Annual Report and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024 (the “Quarterly Report”) with the risk factors set forth in Exhibit 99.1 to this report and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the projected worldwide sales for peptides approved for T2DM and obesity, the Company’s future plans and prospects, any expectations regarding the safety, efficacy, tolerability of GSBR-1290, including based on the clinical update from the Company’s Phase 2a obesity study, and other candidates under development, the ability of GSBR-1290 to treat T2DM, obesity or related indications, the planned IND submission and initiation s, potential difficulties or delays in the commencement or completion, or termination or suspension, of the Company’s planned clinical trials and its impact on the Company’s commercial prospects, the impact of any regulations on the Company’s reliance on third parties for the manufacture of its product candidates, and the Company’s ability to obtain alternative sources for supplies. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to topline results that the Company reports is based on a preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial, the preliminary nature of the results due to length of the study and sample size and results from earlier clinical trials not necessarily being predictive of future results, including the results using the least square means and mixed model for repeated measures which uses all available data, including data from patients who did not follow-up at 12 weeks, and estimates how patients with missing data would have responded based on patients who continued the study and had similar baseline characteristics (implicit imputation), potential delays in the IND submission or commencement, enrollment and completion of the Company’s planned Phase 2 trials, including that the Company will need to receive allowance from the FDA to proceed before initiating the planned Phase 2b trial, the Company’s ability to advance GSBR-1290, LTSE-2578, ANPA-0073 and its other therapeutic candidates, obtain regulatory approval of and ultimately commercialize the Company’s therapeutic candidates, competitive products or approaches limiting the commercial value of the Company’s product candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the impact of any global pandemics, inflation, supply chain issues, rising interest rates and future bank failures on the Company’s business, its ability to protect its intellectual property and other risks and uncertainties described in the Company’s filings with the SEC, including its Quarterly Report, and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Updated Risk Factors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: June 3, 2024	By:	/s/ Raymond Stevens
Raymond Stevens, Ph.D.
Chief Executive Officer